GREAT AMERICAN FINANCIAL RESOURCES, INC.

EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Great American Financial Resources, Inc. on Form 10-Q for the period ending June 30, 2003 (the "Report"), the undersigned officers of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ S. Craig Lindner S. Craig Lindner Chief Executive Officer	/s/ Christopher P. Miliano Christopher P. Miliano Chief Financial Officer

August 12, 2003

A signed original of this written statement will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

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